UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2017

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)    Zebra Technologies Corporation held its Annual Meeting of Stockholders on May 18, 2017.

(b)    Zebra Technologies Corporation’s stockholders voted on the proposals listed below. For each of Proposals 1, 2 and 3, the Broker Non-Votes totaled 3,168,061.

1.	Proposal 1. Election of Three Directors.

For the election of the following persons as Class III Directors to the Board of Directors of Zebra Technologies Corporation to hold office for a three-year term expiring at the 2020 Annual Meeting or until their respective successors are duly elected and qualified:

Directors	For	Authority Withheld
Anders Gustafsson	45,163,232	184,565
Andrew K. Ludwick	44,846,666	501,131
Janice M. Roberts	44,551,363	796,434

2.	Proposal 2. Advisory vote to approve the compensation of Named Executive Officers

Advisory vote to approve the following resolution: “Resolved, that the compensation of the named executive officers of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Executive Summary – Compensation Discussion and Analysis, Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this proxy statement, is approved by the stockholders of Zebra.”

For	Against	Abstain
43,818,512	1,465,360	63,925

3.	Proposal 3. Approve Frequency of Vote to Approve Named Executive Officer Compensation

Advisory vote on the frequency of holding an advisory vote to approve compensation of named executive officers of Zebra Technologies Corporation:

One Year	Two Years	Three Years	Abstain
39,905,746	1,435,685	3,988,937	17,429

4.	Proposal 4. Ratification of Appointment of Independent Auditors

To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2017.

For	Against	Abstain
46,695,798	1,802,487	17,573

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: May 24, 2017	By:	/s/ Jim L. Kaput
Jim L. Kaput
SVP, General Counsel and Corporate Secretary